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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event) June 15, 2004
                                                      -------------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                             0-20100                   34-1686642
----------------------------     ---------------------------   -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



5200 Stoneham Road, North Canton, Ohio                      44720
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(Address of principal executive offices)                  (Zip Code)


                                 (330) 499-1660
                        --------------------------------
               Registrant's telephone number, including area code







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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

       On June 15, 2004, Belden & Blake Corporation, an Ohio corporation (the "Company"), entered into an Agreement and Plan of Merger with an affiliate of Capital C Energy, LLC, a private investment limited partnership controlled by Carlyle/Riverstone Global Energy and Power Fund II, L.P. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

       On June 16, 2004, Belden & Blake Corporation commenced a cash tender offer and consent solicitation to purchase for cash any and all of its outstanding $225,000,000 aggregate principal amount of 9 7/8% Senior Subordinated Notes due 2007. The press release is attached to this Form 8-K as
Exhibit 99.2 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.

       The following exhibits are filed herewith:

99.1 News release dated June 16, 2004 announcing Agreement and Plan of Merger entered into on June 15, 2004.

99.2 News release dated June 16, 2004 announcing commencement of a tender offer and consent solicitation for the Company's 9 7/8% Senior Subordinated Notes due 2007.


SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 21, 2004               BELDEN & BLAKE CORPORATION
      -----------------             (Registrant)



                                    By:  /s/ Robert W. Peshek
                                        ---------------------------------
                                         Robert W. Peshek, Senior Vice President
                                         and Chief Financial Officer